UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 15, 2008
GSC Investment Corp.
(Exact name of registrant
as specified in charter)

Maryland	001-33376	20-8700615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
888 Seventh Ave, New York, NY 10019
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 884-6200
N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On October 15, 2008, GSC Investment Corp. and Seth M. Katzenstein entered into two indemnification agreements, the first of which related Mr. Katzenstein’s position as a director and the second of which related to Mr. Katzenstein’s position as Chief Executive Officer and President.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.38	Indemnification Agreement dated October 15, 2008 between GSC Investment Corp. and Seth M. Katzenstein, as director of GSC Investment Corp.

10.39	Indemnification Agreement dated October 15, 2008 between GSC Investment Corp. and Seth M. Katzenstein, as Chief Executive Officer and President of GSC Investment Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Investment Corp.
Date: October 15, 2008	By:	/s/ David L. Goret
		Name:	David L. Goret
		Title:	Vice President and Secretary